GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds
Class A, Class B, Class C, Institutional, Service
Class IR and Class R Shares of the
Goldman Sachs Small Cap Value Fund (the “Fund”)

Supplement dated May 9, 2011 to the
Prospectus dated December 29, 2010 (the “Prospectus”)

James Otness, one of the Fund’s portfolio managers, has announced his intention to retire from Goldman Sachs Asset Management at the end of 2011. Over the remainder of the year, Mr. Otness’s portfolio management responsibilities for the Fund will be transitioned to the Fund’s remaining portfolio managers, Sally Pope Davis, Robert Crystal, and J. Kelly Flynn. The transition will be completed by December 30, 2011 and following that date Mr. Otness will no longer have portfolio management responsibilities with respect to the Fund.

This Supplement should be retained with your Prospectuses for future reference.

SCVPMSTK 05-11